UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC. 20549

SCHEDULE 14A
(Rule 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

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LEXICON PHARMACEUTICALS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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LEXICON PHARMACEUTICALS, INC. **IMPORTANT NOTICE** Regarding the Availability of Proxy Materials	Shareholder Meeting to be held on 04/23/09
Proxy Materials Available
	*	Notice and Proxy Statement
	*	Annual Report
You are receiving this communication because you hold shares in the above company, and the materials you should review before you cast your vote are now available.

PROXY MATERIALS - VIEW OR RECEIVE

You can choose to view the materials online or receive a paper or e-mail copy.  There is NO charge for requesting a copy.  Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.
To facilitate timely delivery please make the request as instructed below on or before 04/09/09.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

HOW TO VIEW MATERIALS VIA THE INTERNET
Have the 12 Digit Control Number available and visit: www.proxyvote.com
LEXICON PHARMACEUTICALS, INC 8800 TECHNOLOGY FOREST PLACE THE WOODLANDS, TX 77381-4287
HOW TO REQUEST A COPY OF MATERIALS
	1)	BY INTERNET	–	www.proxyvote.com
	2)	BY TELEPHONE	–	1-800-579-1639
	3)	BY E-MAIL*	–	sendmaterial@proxyvote.com
*If requesting materials by e-mail, please send a blank e-mail with the 12 Digit Control Number (located on the following page) in the subject line.

See the Reverse Side for Meeting Information and Instructions on How to Vote

MEETING INFORMATION		HOW TO VOTE

Meeting Type: Meeting Date: Meeting Time: For holders as of:	Annual 04/23/09 1:30 PM CDT 02/23/09	Vote In Person

Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting.  Please check the meeting materials for any special requirements for meeting attendance.  At the Meeting you will need to request a ballot to vote these shares.

MEETING LOCATION:		Vote By Internet
THE MARRIOTT WOODLANDS WATERWAY & CONVENTION CENTER 1601 LAKE ROBBINS DRIVE THE WOODLANDS, TX 77381
To vote now by Internet, go to WWW.PROXYVOTE.COM. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your notice in hand when you access the web site and follow the instructions.

Voting items

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”  ITEMS 1, 2, 3 and 4.

1.	ELECTION OF CLASS III DIRECTORS
Nominees:
01)	Arthur T. Sands, M.D., Ph.D.
02)	Philippe J. Amouyal
03)	Frank P. Palantoni

2.	Approval of the Company's Equity Incentive Plan, amending and restating the Company's existing 2000 Equity Incentive Plan

3.	Approval of the Company's Non-Employee Directors' Stock Option Plan, amending and restating the Company's existing 2000 Non-Employee Directors' Stock Option Plan

4.	Ratification and approval of the appointment of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 2009.

5.	In their discretion, upon such other matters that may properly come before the meeting or any adjournment of adjournments thereof.